Exhibit 99(d)


                        PRO FORMA CONDENSED BALANCE SHEET

                             As at December 31, 2000
                      Expressed in thousands of U.S dollars
                                   (Unaudited)

                                                                Winterthur
                                              XL Capital      International       Pro forma                   Pro forma
                                             (Historical)      (Historical)      Adjustments         Note 3   Combined

Assets
Total investments and cash  (note 4)           $ 10,432,017        $1,471,684          $     -                $ 11,903,701
Investments in affiliates                           792,723                 -                -                     792,723
Other investments                                   177,651            10,283              881         A           188,815
Unpaid losses and loss expenses
recoverable                                       1,339,767         1,284,838         (44,070)         C         2,580,535
Deferred acquisition costs                          309,268            24,909                -                     334,177
Other insurance and reinsurance balances
receivable                                        1,707,514         1,280,385                -                   2,987,899
Intangible assets and goodwill                    1,591,108                 -           28,390         F         1,619,498

                                                                                      (13,337)         D
                                                                                      (23,098)         E
Other assets                                        591,904           320,164           12,294         B           887,927

                                           ----------------- ----------------- ----------------             ---------------
      Total assets                             $ 16,941,952        $4,392,263      $  (38,940)                $ 21,295,275
                                           ----------------- ----------------- ----------------             ---------------

Liabilities
Unpaid losses and loss expenses                 $ 5,672,062        $2,380,568      $  (96,889)         C        $7,955,741
Deposit liabilities and policy benefit
reserves                                          1,209,926           154,764                -                   1,364,690
Unearned premiums                                 1,741,393           436,117                -                   2,177,510
Notes payable and debt                              450,032                 -          405,593         G           855,625
Other insurance and reinsurance balances
payable                                             441,900           661,333                -                   1,103,233
Net payable for investments purchased             1,372,476                 -                -                   1,372,476
Other liabilities and minority interest             480,495           389,337           22,500         H           892,332

                                           ----------------- ----------------- ----------------             ---------------
      Total liabilities                         $11,368,284        $4,022,119       $  331,204                $ 15,721,607
                                           ----------------- ----------------- ----------------             ---------------

Shareholders' equity / Net assets                 5,573,668           370,144        (370,144)                   5,573,668

                                           ----------------- ----------------- ----------------             ---------------
 Total liabilities and shareholders' equity    $ 16,941,952        $4,392,263      $  (38,940)                $ 21,295,275
                                           ----------------- ----------------- ----------------             ---------------



This unaudited condensed pro forma financial information should be read in conjunction with the following explanatory notes.

                     PRO FORMA CONDENSED STATEMENT OF INCOME

                      For the year ended December 31, 2000
         Expressed in thousands of U.S dollars, except per share amounts
                                   (Unaudited)

                                                               Winterthur
                                             XL Capital      International       Pro forma                    Pro forma
                                            (Historical)      (Historical)      Adjustments         Note 3    Combined

Revenues
Net premiums earned                            $ 2,035,240          $533,627          $     -                  $ 2,568,867
Net investment income                              542,500            69,986                -                      612,486
Net realized gains on investments                   50,571            11,017                -                       61,588
Equity in net income of affiliates                  74,355                 -                -                       74,355
Fee income and other                                14,793            12,185                -                       26,978

                                           ---------------- ----------------- ----------------               --------------
      Total revenues                           $ 2,717,459          $626,815          $     -                  $ 3,344,274
                                           ---------------- ----------------- ----------------               --------------

Expenses
Net losses and loss expenses incurred          $ 1,432,559          $453,683        $  11,073         I        $ 1,897,315
Acquisition and operating expenses                 802,688           205,632            (700)         J          1,007,620
Exchange gains                                    (59,621)          (30,583)                -                     (90,204)
Interest expense                                    32,147                 -           10,647         K             42,794
Amortization of intangible assets                   58,597            37,861                -                       96,458

                                           ---------------- ----------------- ----------------               --------------
      Total expenses                           $ 2,266,370          $666,593        $  21,020                 $ 2 ,953,983
                                           ---------------- ----------------- ----------------               --------------

Income before minority interest and income         451,089          (39,778)         (21,020)                      390,291
tax

Minority interest and income tax
(benefit)                                         (55,263)           (4,550)          (3,631)         L           (63,444)

                                           ---------------- ----------------- ----------------               --------------
 Net income                                      $ 506,352        $ (35,228)       $ (17,389)                    $ 453,735
                                           ---------------- ----------------- ----------------               --------------


 Net income per share
 Basic                                              $ 4.07                                                          $ 3.64
 Fully diluted                                      $ 4.03                                                          $ 3.61

 Weighted average number of shares
 Basic                                             124,503                                                         124,503
 Fully diluted                                     125,697                                                         125,697



This unaudited condensed pro forma financial information should be read in conjunction with the following explanatory notes.

        NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION


                      Expressed in thousands of U.S dollars
                                   (Unaudited)

1.   Basis of presentation

     The unaudited pro forma condensed financial information is based upon the historical financial statements of XL Capital Ltd ("XL Capital") included in its annual report on Form 10-K for the year ended December 31, 2000 and the historical financial statements of Winterthur International as at and for the year ended December 31, 2000 included under exhibit 99(b) of this Form 8-K.

     The unaudited pro forma condensed income statement has been prepared to reflect the acquisition of Winterthur International as if the acquisition had occurred as of January 1, 2000. The unaudited pro forma condensed balance sheet has been prepared as if the acquisition had occurred as at December 31, 2000. The combination of XL Capital Ltd and Winterthur International is being accounted for under purchase accounting rules, in accordance with generally accepted accounting principles in the United States, whereby the total purchase price is allocated to the fair values of the assets and liabilities acquired, and the excess of the total purchase price over the fair values is recorded as goodwill. The fair values ascribed to the individual assets and liabilities are based upon management estimates and appraisals. The pro forma adjustments have been made solely for the purposes of developing such pro forma information. The final allocation may be different from these estimates and there can be no assurances that such differences, if any, will not be material. On July 20, 2001 the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets ("SFAS No. 142"). Since the transaction closed after June 30, 2001, goodwill amortization has not been recorded in the pro forma adjustments in accordance with SFAS No. 142.

     The pro forma financial information does not purport to be indicative of the results of operations that would have occurred had the transaction been consummated on the assumed dates, nor is the information intended to be a projection for any future period.

2.   Allocation of Purchase Price consideration

The allocation of the purchase price is as follows :

Book value of net assets based upon the audited financial statements of Winterthur
International as at and for the year ended December 31, 2000          $ 370,144
Increase in fair value of real estate held for investment                   881
Increase in fair value of other fixed assets                             12,294
Decrease in fair value of net unpaid losses and loss expenses and
  unearned premium reserves                                              52,819
Elimination of deferred tax asset included in book value                (13,337)
Recognition of net deferred tax liability resulting from
  acquisition                                                           (23,098)
                                                                    -----------

Fair value of  tangible net assets acquired                           $ 399,703
Goodwill, insurance licenses and other intangibles relating to
  the acquisition                                                        28,390
                                                                    -----------

                                                                     $  428,093

Purchase price                                                       $  405,593
Other costs of acquisition                                               22,500
                                                                    -----------
                                                                     $  428,093

                                -4- -----------

3.   Pro forma Financial Information

The following adjustments have been made to present the financial information for the combined entities on a pro forma basis :

     (a) Restatement of Winterthur International real estate held for investment to fair value.

     (b)  Restatement of other fixed assets to fair value.

     (c) Management has estimated the fair value adjustment of approximately $52.8 million on net loss reserves and net unearned premium reserves of Winterthur International as at December 31, 2000. The gross loss reserves and the associated reinsurance recoverable amounts are approximately $96.9 million and $44.1 million, respectively. Management estimates that approximately 65% or $34.6 million of the fair value adjustment will be charged to earnings over the next five years.

          The fair value adjustment estimate consists of two components; 1) discounting the net loss reserves and unearned premium reserves to present value using a risk free rate of return, net of deferred taxes, and 2) developing an expense, profit and risk margin for the acquired reserves based on managements' estimate of current market pricing and the terms in the Sale and Purchase Agreement.

          The expected payment patterns for the gross loss reserves and the associated reinsurance recoverable amounts are derived by developing separate payment patterns for the gross loss reserves using historical Winterthur International data by line of business and for the associated reinsurance recoverable amounts by lagging the gross payout patterns. In addition, management has estimated a 5% risk and profit margin within these reserves. This margin is based on current pricing quotes expected from a prospective reinsurer or other third party assuming the same risk and takes into account the reserve seasoning protection provided by the seller to the Registrant. Determination of a fair value for the net unearned premium reserve follows a similar approach to that applied to the loss reserves but with some minor adjustments.

     (d)  Elimination of deferred tax assets included in book value.

     (e)  Establishment of net deferred tax liability.

     (f) The recognition of the fair value of goodwill, insurance licenses and other intangibles on acquisition, being the excess of the purchase price over the fair value of the net tangible assets of Winterthur International as shown in note 2. The allocation of this amount between goodwill, insurance licenses and other intangible assets will be performed by the Registrant shortly after the acquisition date, based upon independent appraisals. No estimate is currently available.

     (g) XL Capital raised $600 million of zero coupon convertible debt in June 2001 used in part to finance the acquisition of Winterthur International. For the purposes of this pro forma information, it has been assumed that debt was raised to finance the purchase price in the amount of $405,593 (excluding estimated acquisition related costs of $22,500) under the same terms and conditions as the issue of the convertible debt and that there was no dilution effect on the weighted average number of shares outstanding for the year ended December 31, 2000.

     (h) Recording of the liability for certain legal, audit, consulting and other costs in connection with the acquisition.

     (i) Amortization of the fair value adjustment to the net loss reserves and unearned premium reserves for the year ended December 31, 2000 as described in note 3(c).

     (j) Adjustment to depreciation charge for the year ended December 31, 2000 relating to the fair value adjustment of the fixed assets as described in note 3(b).

     (k)  Interest expense on the convertible debt of $405,593 as described in note 3(g) above.

     (l) Current year tax effect of pro forma adjustments to the income statement for the year ended December 31, 2000.

4. The Sale and Purchase Agreement defines certain portfolios of business of Winterthur International which are included in this transaction as well as certain lines of business which are excluded from this transaction. The net reserves and liabilities relating to these portfolios and excluded lines of business are included in the relevant balance sheet captions in this pro forma financial information, consistent with the audited financial statements of Winterthur International as at and for the year ended December 31, 2000. Included in investment assets and cash of Winterthur International, for the purposes of this pro forma information is a net amount of $345,023 representing an amount equivalent to those net reserves and liabilities.

5. Future cost savings and non-recurring exit costs relating to duplicate business areas are not anticipated to be significant and have therefore been excluded from the pro forma adjustments. The pro forma adjustments also do not give effect to any integration of the Winterthur International operations with certain operations of the Registrant or for the Registrant's share of any adverse or positive reserve development that may occur during the seasoning period.



                                      -6-